UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

UPD HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-13621	81-4397205
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 Pringle Way, Suite 804

Reno, NV 89502

(Address of principal executive offices) (Zip Code)

(775) 829-7999 x112

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Number of each exchange on which registered
Common	UPDC	Pink Sheet

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)       On September 11, 2019 , UPD Holdings, Inc. (the “Company”) dismissed its principal independent accountant, Malone Bailey, LLP (“MB”). MB’s dismissal as the Company’s principal independent accountant was approved by the Company’s Board of Directors.

The reports of MB on the Company’s financial statements for the fiscal years ended June 30, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to certainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern. During the Company’s fiscal years ended June 30, 2017 and 2016 and the subsequent periods through the date of this Current Report on Form 8-K, there were (i) no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB would have caused MB to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. MB did advise the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

The Company provided MB with a copy of the disclosures made in this Current Report on Form 8-K and requested that MB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by MB is attached as Exhibit 16.1 hereto.

On September 11, 2019 the Company engaged WSRP, LLP (“WSRP”) at its principal independent accountant to audit the Company’s financial statements. During 2017 and 2016 and any subsequent interim period prior to engaging WSRP, the Company did not consult with WSRP on any accounting, auditing or financial reporting issue.

The Company has provided WSRP with a copy of the disclosures made in this Current Report on Form 8-K and provided WSRP the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, of the respects in which it does not agree with the statements made by the Company is this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter to the Commission from Malone Bailey, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPD HOLDINGS, INC.

Date: October 21, 2019	By:	/s/ Mark W. Conte
Name: Mark W. Conte Title: Chief Executive Officer